UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 20, 2006

Keane, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

001-7516	04-2437166
(Commission File Number)	(IRS Employer Identification No.)

100City Square, Boston, Massachusetts	02129
(Address of Principal Executive Offices)	(Zip Code)

(617) 241-9200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On October 19, 2006, the Board of Directors of Keane, Inc., a Massachusetts corporation (“Keane” or the “Company”), promoted Aurora Coya to Senior Vice President, Global Practices, and Glenn Giles to Senior Vice President, North American Regions and Verticals, (“the Executives”).

In connection with their promotions, on October 20, 2006, the Company entered into employment agreements with each of the Executives effective October 2, 2006. The employment agreements provide the following terms to the Executives:

•                  An annual salary (the “Base Salary”) of not less than $350,000.

•                  A target annual bonus (the “Bonus Target”) of 70% of Base Salary, although the actual amount paid may be less than or up to 150% of the Bonus Target, depending upon certain performance measures.

•                  A grant of 50,000 shares of restricted stock, with 50% to vest on October 3, 2007 and 50% on October 3, 2008.

•                  Severance payments.

1.               Following a Change in Control, as defined in the agreement.  If the Executive’s employment is terminated by the Company without Cause, as defined in the agreement, or by the Executive for Good Reason, as defined in the agreement, within one year following a Change in Control the Executive shall be entitled to:

(i)                                     Salary continuance and Bonus Target for 12 months; and

(ii)                                  Continuation of health and/or dental insurance coverage for the period of COBRA continuation coverage, with the same rates of contribution available to Keane employees

2.               At the Election of Keane without Cause, on not less than 90 days notice.

(i)                                     Salary continuance for 12 months, plus any portion of the 90-day notice period described in the agreement; and

(ii)                                  Continuation of health and/or dental insurance coverage for 12 months, with the same rates of contribution available to Keane employees

•                  The payment of certain excise tax liabilities of the Executive that arise as a result of any payments or other benefits granted under the employment agreements.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

10.1                           Employment Agreement between Keane and Aurora Coya

10.2                           Employment Agreement between Keane and M. Glenn Giles

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 23, 2006	KEANE, INC.

		By:	/s/ John J. Leahy

John J. Leahy
Executive Vice President of Finance and Administration and Chief Financial
Officer and Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Employment Agreement between Keane and Aurora Coya
10.2	Employment Agreement between Keane and M. Glenn Giles